UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07142

HIGHLAND FUNDS II

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Item 1. Reports to Stockholders.

A copy of the Annual Reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith (the “Annual Reports”). This report on Form N-CSR covers information for the year ended September 30, 2018 for Highland Global Allocation Fund (“Global Allocation Fund”). Highland Premier Growth Equity Fund (the “Premier Growth Equity Fund”), Highland Small-Cap Equity Fund (the “Small-Cap Equity Fund”), Highland Total Return Fund (the “Total Return Fund”), Highland Tax-Exempt Fund (the “Tax-Exempt Fund”), Highland Fixed Income Fund (the “Fixed Income Fund”), and Highland Energy MLP Fund (the “Energy MLP Fund”) have been reported separately.

Highland Global Allocation Fund

Annual Report

September 30, 2018

Highland Global Allocation Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2018	Highland Global Allocation Fund

Performance Overview

For the twelve months ended September 30, 2018, the Highland Global Allocation Fund (the “Fund”) returned 7.95% for Class Y shares.1 The Fund’s benchmarks, the S&P index and the FTSE All World index returned 17.91% and 10.24%, respectively.

Manager Discussion

The Fund’s top investment themes during the year included Utilities, Telecom and Energy MLP’s. Vistra Energy, the Fund’s largest single name equity position, was the biggest contributor to performance as it returned 33.12%. The investment in TerreStar Corporation (“TerreStar’”), the Fund’s largest position through a combination of debt (approximately $52 million) and equity (approximately $64 million), detracted from performance in aggregate. TerreStar is a non-operating company that is not anticipated to generate revenue in the near term, but which contains significant value due to it being a licensee of wireless spectrum. Wireless spectrum is viewed as a valuable asset because limited spectrum capacity exists to support exponential growth in wireless bandwidth usage, including but not limited to smartphones, HD video, data, and the internet-of-things. The Fund’s investment in TerreStar is considered “illiquid” under the 1940 Act.

Other single name equity positions that positively impacted performance included MPM Holdings and Twitter. The Fund continues to maintain a large allocation to energy MLP’s, which positively contributed to performance during the year. However, the last twelve months were a tale of two halves for the Fund’s MLP theme. Within the first six months the Alerian MLP index was down 11.96%, but erased those losses as it was up 19.14% the following six months. We remain constructive on the outlook for the midstream sector and MLPs and we believe that recent U.S. production growth trends are not solely being driven by higher commodity pricing. Single name short positions as well as investments in Argentina were the leading detractors for the year. In May 2018 a strong sell-off in the peso eroded confidence and spread into all Argentine assets, including bonds and especially equities. 2018 has been challenging for Argentina, but the extreme negative sentiment and, in our opinion, the overblown market reaction combined with an accelerated fiscal consolidation, the support of the IMF and an expected improvement in the current account deficit creates a potential attractive outlook. On the positive side, in June 2018 it was announced that Argentina will be included in the MSCI Emerging Markets index. This reclassification of the MSCI Argentina Index from Frontier Markets to Emerging Markets status is positive news for Argentine stocks, as the reclassification could generate up to $3.8 billion of potential inflows given the estimated weight in Emerging Markets.2 The Fund also uses derivatives such as options, futures and foreign currency transactions to protect from and/or to take advantage of quantifiable systematic and issuer-related risks. These derivatives had a positive impact on performance during the period.

1.	Only eligible investors may purchase class Y shares

2.	Source: J.P. Morgan Latin America Equity Research, as of June 11, 2018.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2018	Highland Global Allocation Fund

Highland Global Allocation Fund - Class A

Growth of Hypothetical $10,000 Investment

Average Annual Total Returns
	Class A		Class C		Class Y
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended September 30, 2018	6.54%	0.41%	6.15%	4.65%	7.95%	n/a

Five Year	5.56%	4.32%	4.88%	4.88%	6.04%	n/a

Ten Year	6.40%	5.77%	5.64%	5.64%	6.78%	n/a

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.50% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s financial highlights was as follows: Class A: 2.73%, Class C: 3.43%, and Class Y: 2.38%.

See Notes to Performance on page 1 for more information.

Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The Fund invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund invests in mid-cap companies which may entail greater risks and less liquidity due to narrower product lines and more limited resources than larger companies. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

2	Annual Report

FUND PROFILE (unaudited)

Highland Global Allocation Fund

Objective

Highland Global Allocation Fund seeks to provide long-term growth of capital and future income (future income means the ability to pay dividends in the future.)

Net Assets as of September 30, 2018

$409.6 million

Portfolio Data as of September 30, 2018

The information below provides a snapshot of Highland Global Allocation Fund at the end of the reporting period. Highland Global Allocation Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/2018 (%)(1)

Non-U.S. Equity	37.4
Non-U.S. Master Limited Partnerships	25.8
U.S. Senior Loans	21.1
U.S. Equity	9.9
Non-U.S. Government Bonds	9.2
U.S. Registered Investment Companies	8.3
Non-U.S. Asset-Backed Securities	3.4
U.S. Rights	1.5
Non-U.S. Investment Companies	0.7
Non-U.S. Senior Loans	0.4
U.S. Exchange-Traded Funds	0.3
U.S. Corporate Bonds & Notes	0.2
Non-U.S. Warrants	0.1
U.S. Warrants	0.0 †
Non-U.S. Corporate Bonds & Notes	(0.6)
Other Investments and Assets & Liabilities(2)	(17.7)

Top 10 Holdings as of 09/30/2018 (%)(1)

Vistra Energy Corp. (Non-U.S. Equity)	26.2
TerreStar Corporation (U.S. Equity)	15.7
TerreStar Corporation 5.50%, 02/27/20 (U.S. Senior Loans)	12.8
Argentine Republic Government International Bond 2.50%, 12/31/38 (Non-U.S. Government Bonds)	9.0
Energy Transfer Equity LP (Non-U.S. Master Limited Partnerships)	7.1
Fieldwood Energy LLC 9.49%, 04/11/23 (U.S. Senior Loans)	5.6
MPM Holdings, Inc. (U.S. Equity)	5.5
Highland Energy MLP Fund (Non-U.S. Master Limited Partnerships)	4.1
Williams Cos., Inc. (The) (Non-U.S. Master Limited Partnerships)	4.0
MPLX LP (Non-U.S. Master Limited Partnerships)	3.5

(1)	Asset classifications and holdings are calculated as a percentage of total net assets and net of long and short positions.

(2)	Includes the Fund’s investments of cash collateral received in connection with securities lending in the amount of $155,000 and cash equivalent investments in the amount of $11,080,288

(†)	Less than 0.05%

Annual Report	3

FINANCIAL STATEMENTS

September 30, 2018	Highland Global Allocation Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

INVESTMENT PORTFOLIO

As of September 30, 2018	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 21.1%

CHEMICALS (b)(c) - 21.1%
1,102,216	Vertellus Holdings LLC Second Lien Term Loan, 1 Week LIBOR + 12.000% 14.09%, 10/31/2021	1,060,993

ENERGY - 5.6%
23,743,431	Fieldwood Energy LLC 1-month LIBOR + 7.250% 9.49%, 04/11/2023	23,120,166

FINANCIAL - 0.5%
2,236,270	Walter Investment Management Corp. Term Loan, 1-month LIBOR + 6.000% 8.24%, 06/30/2022	2,118,407

RETAIL - 1.3%
1,977,199	Academy, Ltd. Term Loan B, 1-month LIBOR + 4.000% 6.10%, 07/01/2022	1,542,917
7,419,025	Toys ‘R’ Us-Delaware, Inc. Term Loan B-4 (d)	3,922,810

		5,465,727

SERVICE - 0.5%
2,500,000	Advantage Sales & Marketing, Inc. Second Lien Term Loan, 1-month LIBOR + 6.500% 8.74%, 07/25/2022	2,115,625

TELECOMMUNICATIONS (b)(c)(e) - 12.7%
52,320,917	TerreStar Corporation Term Loan A, PIK 11.00%, 02/27/2020	52,268,596

UTILITIES (f) - 0.2%
471,039,553	Texas Competitive Electric Holdings Co., LLC Non Extended Escrow Loan	942,079

	Total U.S. Senior Loans (Cost $102,319,008)	87,091,593

Non-U.S. Senior Loans (g) - 0.4%

MEDIA & TELECOMMUNICATIONS (d) - 0.4%
1,928,571	iHeartCommunications, Inc. Tranche D Term Loan	1,453,814

	Total Non-U.S. Senior Loans (Cost $1,846,966)	1,453,814

U.S. Corporate Bonds & Notes - 0.2%

TELECOMMUNICATION SERVICES (c)(d) - 0.0%
9,500,000	Avaya, Inc.	—

UTILITIES (d)(f) - 0.2%
75,094,000	Texas Competitive Electric Holdings Co., LLC	300,376
9,346,000	Texas Competitive Electric Holdings Co., LLC	37,384

Principal Amount ($)		Value ($)

UTILITIES (continued)
25,000,000	Texas Competitive Electric Holdings Co., LLC	75,000
51,140,000	Texas Competitive Electric Holdings Co., LLC	204,560
3,000,000	Texas Competitive Electric Holdings Co., LLC	13,500

		630,820

	Total U.S. Corporate Bonds & Notes (Cost $1,754,642)	630,820

Non-U.S. Corporate Bonds & Notes (g) - 0.6%

ENERGY (h) - 0.6%
37,083,000	Ocean Rig UDW, Inc. (b)(c)(d)	2,558,727
290	Permian Resources LLC/AEPB Finance Corp. 7.38%, 11/01/2021	199

		2,558,926

	Total Non-U.S. Corporate Bonds & Notes (Cost $28,729,161)	2,558,926

Non-U.S. Government Bonds (g) - 9.2%

Principal Amount ($)

REGIONAL (STATE/PROVNC) (i)(j) - 0.2%
40,000,000	Provincia de Buenos AiresArgentina Deposit Rates Badlar Pvt Banks + 3.830%, FRN 45.78%, 05/31/2022	904,966

SOVEREIGN (i)(j) - 9.0%
62,500,000	Argentine Republic Government International Bond 2.50%, 12/31/2038	36,984,375

	Total Non-U.S. Government Bonds (Cost $32,850,876)	37,889,341

Shares

U.S. Equity - 30.5%

BANKS (j) - 0.1%
19,556	Ditech Holding Corp. (k)	83,700
4,500	CIT Group, Inc.	232,245

		315,945

CAPITAL GOODS - 0.2%
6,500	Fastenal Co.	377,130
1,500	United Rentals, Inc. (k)	245,400

		622,530

CHEMICALS - 5.8%
730,484	MPM Holdings, Inc. (j)(k)	22,469,688
881,773	Vertellus Specialties, Inc. (b)(c)	1,296,206

		23,765,894

See Glossary on page 10 for abbreviations along with accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (continued)

As of September 30, 2018	Highland Global Allocation Fund

Shares		Value ($)

U.S. Equity (continued)

CONSUMER DURABLES & APPAREL (j) - 0.0%
698	Lennar Corp., Class B	26,873

CONSUMER SERVICES (j)(k) - 1.0%
233,715	K12, Inc.	4,136,756

DIVERSIFIED FINANCIALS - 0.2%
6,000	Charles Schwab Corp.	294,900
3,500	CME Group, Inc.	595,735

		890,635

ENERGY - 0.1%
1,500	Marathon Petroleum Corp.	119,955
50,000	Clean Energy Fuels Corp. (k)	130,000

		249,955

HEALTHCARE EQUIPMENT & SERVICES - 2.6%
345,350	Patterson Cos., Inc. (j)	8,443,807
61,625	Brookdale Senior Living, Inc. (j)(k)	605,774
5,300	Molina Healthcare, Inc. (j)(k)	788,110
56,009	Quorum Health Corp. (j)(k)	328,213
2,500	Centene Corp. (k)	361,950

		10,527,854

MATERIALS - 0.1%
5,000	Nucor Corp.	317,250

MEDIA (b)(e)(c) - 0.5%
16,054,749	Gambier Bay LLC	2,127,254

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES (j)(k) - 2.5%
175,100	TG Therapeutics, Inc. (l)	980,560
44,000	Heron Therapeutics, Inc.	1,392,600
65,900	Collegium Pharmaceutical, Inc.	971,366
363,906	Minerva Neurosciences, Inc.	4,567,020
2,800	Ultragenyx Pharmaceutical, Inc.	213,752
75,000	Portola Pharmaceuticals, Inc. (l)	1,997,250

		10,122,548

REAL ESTATE - 1.1%
25,380	Macerich Co. (The), REIT (j)	1,403,260
114,300	Independence Realty Trust, Inc., REIT (j)	1,203,579
101,918	Jernigan Capital, Inc., REIT (j)	1,965,998
44,387	RAIT Financial Trust, REIT (k)	133,161

		4,705,998

RETAILING (k) - 0.1%
1,500	Ulta Salon Cosmetics & Fragrance, Inc.	423,180

SOFTWARE & SERVICES - 0.4%
21,300	CDK Global, Inc. (j)	1,332,528
2,000	Microsoft Corp.	228,740

		1,561,268

TELECOMMUNICATION SERVICES (b)(c)(e)(m) - 15.7%
235,122	TerreStar Corporation	64,277,652

Shares		Value ($)

TRANSPORTATION - 0.1%
5,000	CSX Corp.	370,250

	Total U.S. Equity (Cost $149,836,485)	124,441,842

Non-U.S. Equity (g) - 41.1%

BANKS - 0.9%
22,370	Banco Macro SA ADR (j)	925,447
6,029	Grupo Financiero Galicia SA ADR (j)	153,317
100,000	Banco del Bajio SA (h)	247,069
11,540	BBVA Banco Frances SA ADR (j)	134,672
283,287	Grupo Supervielle SA ADR (j)	2,172,811

		3,633,316

CAPITAL GOODS - 0.2%
1,000	Lockheed Martin Corp.	345,960
10,000	Air Lease Corp.	458,800

		804,760

COMMERCIAL & PROFESSIONAL SERVICES - 1.2%
30,200	Recruit Holdings Co., Ltd.	1,008,218
100,000	GL Events	2,274,216
200,000	Atento SA (j)	1,500,000

		4,782,434

CONSUMER DURABLES & APPAREL - 0.6%
5,000	VF Corp.	467,250
124,900	Haseko Corp (j).	1,621,935
2,000	Hasbro, Inc.	210,240

		2,299,425

DIVERSIFIED FINANCIALS - 0.2%
10,500	Citigroup, Inc. (j)	753,270
2,000	American Express Co.	212,980

		966,250

ENERGY - 0.5%
5,000	Continental Resources, Inc. (j)(k)	341,400
5,500	National Oilwell Varco, Inc.	236,940
20,000	Geospace Technologies Corp. (k)	274,000
8,500	Marathon Oil Corp.	197,880
75	Ocean Rig UDW, Inc. (j)(k)	2,597
48,845	Transportadora de Gas del Sur SA, Class B ADR (j)	709,229
3,500	Hess Corp.	250,530

		2,012,576

FOOD, BEVERAGE & TOBACCO - 0.5%
230,342	Adecoagro SA (j)(k)	1,693,014
4,500	Coca-Cola European Partners PLC	204,615

		1,897,629

HEALTHCARE EQUIPMENT & SERVICES - 0.0%
2,500	Abbott Laboratories	183,400

HOUSEHOLD & PERSONAL PRODUCTS - 0.1%
2,000	Estee Lauder Cos., Inc. (The), Class A	290,640

6	See Glossary on page 10 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2018	Highland Global Allocation Fund

Shares		Value ($)

Non-U.S. Equity (continued)

INSURANCE - 0.3%
100,000	FGL Holdings (j)(k)	895,000
10,000	Aflac, Inc.	470,700

		1,365,700

MATERIALS - 1.7%
4,000	Sonoco Products Co.	222,000
219,800	United States Steel Corp. (j).	6,699,504

		6,921,504

MEDIA - 1.4%
4,000	Walt Disney Co. (The)	467,760
77,945	Loral Space & Communications, Inc. (j)(k)	3,538,703
131,733	Cablevision Holdings Spon GDR (k)(j)	1,844,262
38,933	Grupo Clarin SA, Class B GDR (k)(j)	144,831

		5,995,556

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.4%
2,000	Vertex Pharmaceuticals, Inc. (k)	385,480
600	Biogen, Inc. (k)	211,986
3,500	Merck & Co., Inc.	248,290
6,000	Zoetis, Inc.	549,360
5,000	Idorsia, Ltd. (k)	126,535

		1,521,651

REAL ESTATE (j) - 0.0%
6,453	IRSA Propiedades Comerciales SA ADR	154,065

RETAILING (j)(k) - 0.1%
10,000	Netshoes Cayman, Ltd.	23,400
31,000	Despegar.com Corp.	522,970

		546,370

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.2%
1,000	NVIDIA Corp.	281,020
20,000	SunPower Corp. (k)(l)	146,000
3,800	QUALCOMM, Inc. (j)	273,714

		700,734

SOFTWARE & SERVICES - 3.7%
2,000	FleetCor Technologies, Inc. (k)	455,680
3,406	Black Knight, Inc. (j)(k)	176,942
5,000	Citrix Systems, Inc. (k)	555,800
1,000	Autodesk, Inc. (k)	156,110
6,200	Fortinet, Inc. (j)(k)	572,074
342,391	Avaya Holdings Corp. (j)(k)	7,580,537
16,069	MercadoLibre, Inc. (j)	5,471,012

		14,968,155

TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
4,000	Cisco Systems, Inc.	194,600

TRANSPORTATION - 1.7%
207,200	Air France-KLM (k)(j)	2,159,226
25,700	American Airlines Group, Inc. (j)	1,062,181
445,098	Corp. America Airports SA (j)(k)	3,801,137

		7,022,544

Shares		Value ($)

UTILITIES - 27.4%
4,000	Ormat Technologies, Inc. (l)	216,440
1,150	NRG Energy, Inc. (j)	43,010
4,310,100	Vistra Energy Corp. (k)(j)	107,235,288
96,250	Central Puerto SA ADR (j)	991,375
500,000	Central Puerto SA	513,182
25,000	Voltalia SA (k)	281,083
684,500	Cia Energetica de Minas Gerais	1,122,679
56,500	Pampa Energia SA ADR (j)(k)	1,754,325

		112,157,382

	Total Non-U.S. Equity (Cost $219,074,573)	168,418,691

U.S. Rights - 1.5%

UTILITIES - 1.5%
100,000	GL Events (k)	46,471
7,905,143	Texas Competitive Electric Holdings Co., LLC	6,154,154

		6,200,625

	Total U.S. Rights (Cost $22,366,944)	6,200,625

U.S. Warrants - 0.0%

FINANCIAL (k) - 0.0%
33,318	Ditech Holding Corp., expires 02/09/2028	8,996
26,437	Ditech Holding Corp., expires 02/09/2028	3,453

		12,449

	Total U.S. Warrants (Cost $—)	12,449

U.S. Registered Investment Companies - 8.3%
688,774	Highland Merger Arbitrage Fund, Class Z (e)	14,725,982
351,861	NexPoint Strategic Opportunities Fund (e)(j)	7,881,686
11,080,288	State Street Institutional U.S. Government Money Market Fund, Premier Class 1.970%	11,080,288
155,000	State Street Navigator Securities Lending Government Money Market Portfolio 1.82% (n)	155,000

	Total U.S. Registered Investment Companies (Cost $33,047,693)	33,842,956

Non-U.S. Investment Companies (b)(c)(e)(g) - 0.7%
10,000	BB Votorantim Highland Infrastructure LLC	2,966,972

	Total Non-U.S. Investment Companies (Cost $4,571,783)	2,966,972

See Glossary on page 10 for abbreviations along with accompanying Notes to Financial Statements.	7

INVESTMENT PORTFOLIO (continued)

As of September 30, 2018	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

Non-U.S. Asset-Backed Securities (g)(h) - 3.4%
	Acis CLO, Ltd.
2,500,000	Series 2014-4A, Class E, 3M USD LIBOR + 4.800%, FRN 7.14%, 05/01/2026 (i)	2,368,750
4,000,000	Series 2014-4A, Class F, 3M USD LIBOR + 5.150%, FRN 7.49%, 05/01/2026 (i)	3,432,000
4,000,000	Series 2014-3A, Class E, 3M USD LIBOR + 4.750%, FRN 7.09%, 02/01/2026 (i)	3,758,000
3,500,000	Series 2014-5A, Class E1, 3M USD LIBOR + 6.520%, FRN 8.86%, 11/01/2026 (i)	3,500,000
584,896	Highland Park CDO, Ltd. Series 2006-1A, Class A2, 3M LIBOR + 0.400%, FRN 2.71%, 11/25/2051 (i)	555,651
311,866	Pamco Cayman, Ltd. Series 1997-1A, Class B 7.91%, 08/06/2013 (b)(c)	117,574

	Total Non-U.S. Asset-Backed Securities (Cost $12,996,763)	13,731,975

Shares

U.S. Exchange-Traded Funds - 0.3%
50,000	Direxion Daily S&P 500 Bear 3X Shares ETF	1,070,500

	Total U.S. Exchange-Traded Funds (Cost $1,069,640)	1,070,500

Non-U.S. Master Limited Partnerships (g) - 25.8%

ENERGY - 25.8%
125,800	Targa Resources Corp. (j)	7,083,798
4,629,572	Highland Energy MLP Fund, Class Y (e)	16,897,938
1,661,400	Energy Transfer Equity LP (j)	28,958,202
60,000	SemGroup Corp., Class A (j)	1,323,000
596,100	Williams Cos., Inc. (The) (j)	16,207,959
12,000	Shell Midstream Partners LP (j)	256,560
283,255	Western Gas Equity Partners LP (j)	8,480,655
59,200	Plains GP Holdings LP, Class A (j)(k)	1,452,176
407,800	MPLX LP (j)	14,142,504
30,000	NextDecade Corp. (j)(k)	169,500
370,100	Enterprise Products Partners LP (j)	10,632,973

		105,605,265

	Total Non-U.S. Master Limited Partnerships (Cost $146,207,590)	105,605,265

Non-U.S. Warrants (g) - 0.1%

HEALTHCARE (b)(c)(k) - 0.1%
42,032	HLS Therapeutics, Inc., expires 08/20/2020	201,754

Shares		Value ($)

HEALTHCARE (continued)
38,742	Avaya Holdings Corp., expires 12/15/2022	199,521

		401,275

	Total Non-U.S. Warrants (Cost $54,380)	401,275

Total Investments - 143.2%		586,317,044

(Cost $756,726,504)

Securities Sold Short (o) - (25.5)%

Principal Amount ($)

Common Stocks - (20.6)%
(490,150)	Boston Scientific Corp. (p)	(18,870,775)
(97,050)	Netflix, Inc. (p)	(36,309,317)
(80,000)	Nintendo Co., Ltd. ADR	(3,637,200)
(68,500)	Stryker Corp.	(12,171,080)
(302,200)	Zillow Group, Inc., Class C (p)	(13,372,350)

	Total Common Stocks (Proceeds $34,017,014)	(84,360,722)

Non-U.S. Equity (g) - (3.7)%
(66,250)	Cheniere Energy, Inc. (p)	(4,603,712)
(80,000)	Zimmer Holdings, Inc.	(10,517,600)

	Total Non-U.S. Equity (Proceeds $9,586,153)	(15,121,312)

Non-U.S. Corporate Bonds & Notes (g)(p) - (1.2)%
(5,000,000)	Alibaba Group Holding, Ltd. 4.500%	(4,913,216)

	Total Non-U.S. Corporate Bonds & Notes (Proceeds $4,712,301)	(4,913,216)

	Total Securities Sold Short (Proceeds $48,315,468)	(104,395,250)

Other Assets & Liabilities, Net - (17.7)%		(72,356,117)

Net Assets - 100.0%		409,565,677

(a)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at September 30, 2018. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)

Securities with a total aggregate value of $127,075,249, or 31.0% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Note 2 for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

8	See Glossary on page 10 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2018	Highland Global Allocation Fund

(c)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $127,075,249, or 31.0% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2018. See Note 2.

(d)	The issuer is, or is in danger of being, in default of its payment obligation.
(e)	Affiliated issuer. Assets with a total aggregate market value of $161,146,080, or 39.3% of net assets, were affiliated with the Fund as of September 30, 2018. See Note 10 to the financial statements.
(f)	Represents value held in escrow pending future events. No interest is being accrued.
(g)

As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

(h)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2018, these securities amounted to $16,537,571 or 3.9% of net assets.

(i)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2018. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 2.26% and 3 months equal to 2.40%.

(j)	All or part of this security is pledged as collateral for short sales, written option contracts, and secured credit facility. The market value of the securities pledged as collateral was $312,911,919.
(k)	Non-income producing security.
(l)

Securities (or a portion of securities) on loan. As of September 30, 2018, the market value of securities loaned was $1,491,397. The loaned securities were secured with cash and securities collateral of $1,551,235. Collateral is calculated based on prior day’s prices. See Note 4.

(m)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
TerreStar Corporation	U.S. Equity	11/14/2014	$66,816,795	$64,277,652	15.7%

(n)	Represents investments of cash collateral received in connection with securities lending.
(o)	As of September 30, 2018, $62,056,099 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net.”
(p)	No dividend payable on security sold short.

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Non-U.S. Equity	$155,000	$155,000

Total Borrowings	$155,000	$155,000

Gross amount of recognized liabilities for securities lending transactions		$155,000

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

See Glossary on page 10 for abbreviations along with accompanying Notes to Financial Statements.	9

GLOSSARY: (abbreviations that may be used in the preceding statements)

Other Abbreviations:
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MLP	Master Limited Partnership
PIK	Payment-in-Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust

10	Annual Report

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2018	Highland Global Allocation Fund

($)
Assets
Investments, at value(a)	414,090,676
Affiliated investments, at value (Note 10)	161,146,080

Total Investments, at value	575,236,756
Cash equivalents (Note 2)	11,080,288
Restricted Cash — Futures (Note 3)	113,490
Restricted Cash — Securities Sold Short and Written Options (Note 3)	62,056,099
Receivable for:
Investments sold	2,082,170
Dividends and interest	2,642,390
Fund shares sold	273,974
Due from broker	324,507
Prepaid expenses and other assets (Note 7)	5,630,325

Total assets	659,439,999

Liabilities
Due to custodian	396,467
Notes payable (Note 6)	138,725,439
Securities sold short, at value (Notes 2 and 8)	104,395,250

Payable for:
Investments purchased	719,533
Upon receipt of securities loaned (Note 4)	155,000
Conversion costs (Note 2)	1,508,408
Fund shares redeemed	1,778,628
Investment advisory (Note 7)	356,352
Dividends and interest on securities sold short	127,448
Transfer agent fees	77,677
Trustees’ fees	24,137
Custody fees	43
Accrued expenses and other liabilities (Note 7)	1,609,940

Total liabilities	249,874,322

Commitments and Contingencies (Note 7)
Net Assets	409,565,677

Net Assets Consist of:
Par value (Note 1)	47,409
Paid-in capital in excess of par	862,539,808
Total distributable earnings (loss)	(453,021,540)

Net Assets	409,565,677

Investments, at cost	546,386,027
Affiliated investments, at cost (Note 10)	199,260,189
Cash equivalents, at cost (Note 2)	11,080,288
Foreign currency, at cost	(1,350)
Proceeds from securities sold short	48,315,468
(a) Includes market value of securities on loan:	1,491,397

See accompanying Notes to Financial Statements.	11

STATEMENT OF ASSETS AND LIABILITIES (continued)

As of September 30, 2018	Highland Global Allocation Fund

($)

Class A:
Net assets	191,058,607
Shares outstanding ($0.001 par value; unlimited shares authorized)	22,656,735
Net asset value per share(a)(b)	8.43
Maximum offering price per share(c)	8.94

Class C:
Net assets	90,154,034
Shares outstanding ($0.001 par value; unlimited shares authorized)	12,282,136
Net asset value and offering price per share(a)	7.34

Class Y:
Net assets	128,353,036
Shares outstanding ($0.001 par value; unlimited shares authorized)	12,470,474
Net asset value, offering and redemption price per share	10.29

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases without an initial sales charge of $500,000 or more are subject to a 1.50% CDSC if redeemed within one year of purchase.
(c)	The sales charge is 5.75%. On sales of $500,000 or more, there is no sales charge and therefore the offering will be lower.

12	See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2018	Highland Global Allocation Fund

($)
Investment Income
Income:
Dividends from unaffiliated issuers	9,800,610
Dividends from affiliated issuers (Note 10)	2,354,704
Less: Foreign taxes withheld	(58,302)
Securities lending income (Note 4)	23,707
Interest from unaffiliated issuers	13,292,125
Interest paid-in-kind from affiliated issuers (Note 10)	5,539,944
Other income	1,094,887

Total Income	32,047,675

Expenses:
Investment advisory (Note 7)	2,303,471
Distribution and shareholder service fees: (Note 7)
Class A	556,164
Class C	1,164,007
Conversion costs (Note 2)	1,508,408
Transfer agent fees	691,767
Dividends and fees on securities sold short (Note 2)	817,989
Audit fees	310,697
Legal fees	430,298
Accounting services fees	243,654
Reports to shareholders	210,722
Registration fees	64,371
Trustees fees (Note 7)	107,832
Insurance	74,951
Interest expense and commitment fees (Note 6)	5,459,413
Other	567,146

Total operating expenses	14,510,890
Less: Expenses waived or borne by the adviser and administrator	—

Net operating expenses	14,510,890

Net investment income (loss)	17,536,785

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	(95,014,637)
Investments from affiliated issuers (Note 10)	4,741,358
Securities sold short (Note 2)	(11,037,456)
Written options contracts (Note 3)	(9,454,348)
Futures contracts (Note 3)	8,268,299
Foreign currency related transactions	(80,531)

Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	155,849,799
Investments in affiliated issuers (Note 10)	(24,985,468)
Securities sold short (Note 2)	(18,108,859)
Written options contracts (Note 3)	(605,583)
Futures contracts (Note 3)	4,896,596
Foreign currency related translations	457,444

Net realized and unrealized gain (loss) on investments	14,926,614

Total increase (decrease) in net assets resulting from operations	32,463,399

See accompanying Notes to Financial Statements.	13

STATEMENTS OF CHANGES IN NET ASSETS

Highland Global Allocation Fund

	Year Ended September 30, 2018 ($)	Year Ended September 30, 2017 ($)
Increase (Decrease) in Net Assets

Operations:
Net investment income (loss)	17,536,785	61,060,957
Net realized gain (loss) on investments, securities sold short, written options, futures contracts and foreign currency transactions	(102,577,315)	(32,191,936)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	117,503,929	32,310,193

Net increase from operations	32,463,399	61,179,214

Total distributions to shareholders(a):
Distribution
Class A	(7,316,208)	(21,201,116)
Class C	(3,731,739)	(15,103,261)
Class Y	(5,219,394)	(20,955,856)
Return of Capital
Class A	(3,365,442)	(804,590)
Class C	(1,716,593)	(573,174)
Class Y	(2,400,911)	(795,283)

Total distributions	(23,750,287)	(59,433,280)

Increase in net assets from operations and distributions	8,713,112	1,745,934

Share transactions:
Proceeds from sale of shares
Class A	11,238,288	30,764,451
Class C	12,139,685	18,121,574
Class Y	56,903,923	118,990,879
Value of distributions reinvested
Class A	9,920,585	20,057,183
Class C	4,222,201	11,352,710
Class Y	6,119,220	16,664,154
Cost of shares redeemed
Class A	(90,127,788)	(105,585,871)
Class C	(80,655,298)	(120,272,071)
Class Y	(193,998,230)	(252,701,337)

Net increase (decrease) from shares transactions	(264,237,414)	(262,608,328)

Total decrease in net assets	(255,524,302)	(260,862,394)

Net Assets
Beginning of period	665,089,979	925,952,373

End of period	409,565,677	665,089,979

(a)

Per the Securities Exchange Commission release #33-10532 “Disclosure Update and Simplification”; it is no longer required to differentiate distributions from earnings as either from net investment income or net realized capital gains. The presentation for the year ended 9/30/2017 has been adjusted for this change.

14	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Global Allocation Fund

	Year Ended September 30, 2018	Year Ended September 30, 2017
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	1,295,700	3,500,596
Issued for distribution reinvested	1,188,136	2,328,226
Shares redeemed	(10,712,388)	(12,222,866)

Net increase (decrease) in fund shares	(8,228,552)	(6,394,044)

Class C:
Shares sold	1,590,900	2,336,879
Issued for distribution reinvested	581,387	1,498,901
Shares redeemed	(11,034,420)	(15,814,383)

Net decrease in fund shares	(8,862,133)	(11,978,603)

Class Y:
Shares sold	5,462,086	11,471,143
Issued for distribution reinvested	609,362	1,619,935
Shares redeemed	(19,167,635)	(24,499,391)

Net increase (decrease) in fund shares	(13,096,187)	(11,408,313)

See accompanying Notes to Financial Statements.	15

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2018	Highland Global Allocation Fund

($)
Cash Flows Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	32,463,399

Adjustments to Reconcile Net Increase in Net Assets to Net Cash Provided by Operating Activities:
Purchases of investment securities	(371,134,266)
Purchases in kind of investment securities	(5,539,944)
Proceeds from disposition of investment securities	705,531,982
Purchases of investment securities from affiliated issuers	(15,677,664)
Proceeds from disposition of investment securities from affiliated issues	25,215,833
Purchases of purchased options, net	13,269,826
Purchases of short-term portfolio investments, net	(4,064,692)
Purchases of securities sold short	(116,014,751)
Proceeds from securities sold short	84,855,671
Increase in restricted cash	(14,612,924)
Paydowns at cost	31,686,791
Net accretion of discount	(2,408,170)
Net premium paid on open written options contracts	(11,210,931)
Net realized loss on Investments from unaffiliated issuers	95,014,637
Net realized gain on Investments in affiliated issuers	(4,741,358)
Net realized loss on securities sold short, written options contracts and foreign currency transactions	20,572,335
Net change in unrealized appreciation/ (depreciation) on investments, securities sold short, written options contracts and translation on assets and liabilities denominated in foreign currency	(112,607,333)
Decrease in receivable for investments sold	12,056,348
Decrease in receivable for dividends and interest	2,296,082
Increase in due from broker	(324,507)
Increase in prepaid expenses and other assets	(5,444,889)
Decrease in payable upon receipt of securities on loan	(7,002,849)
Decrease in payable for investments purchased	(14,649,577)
Decrease in accrued dividends on securities sold short	(39,519)
Decrease in due to broker	(197,092,959)
Increase in due to custodian	396,467
Increase in payable for conversion cost accrual	1,508,408
Increase in payables to related parties	379,958
Decrease in payable for distribution and shareholder service fees	(36,114)
Decrease in payable for variation margin	(87,172)
Decrease in payable for transfer fees	(91,348)
Increase in payable for custody fees	43
Decrease in payable for interest expense and commitment fees	(214,433)
Increase in accrued expenses and other liabilities	715,574

Net cash flow provided by operating activities	142,967,954

Cash Flows Used In Financing Activities:
Increase in notes payable	138,725,439
Distributions paid in cash	(3,488,281)
Payments on shares redeemed	(366,963,978)
Proceeds from shares sold	80,423,094

Net cash flow used in financing activities	(151,303,726)

Effect of exchange rate changes on cash	376,913

Net Decrease in Cash	(7,958,859)

Cash:
Beginning of period	7,958,859

End of period	—

Supplemental disclosure of cash flow information:
Reinvestment of distributions	20,262,006

Cash paid during the period for interest and commitment fees	5,546,398

Paid-in-kind interest income	5,539,944

16	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Global Allocation Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$8.32	$8.40	$8.35	$10.58	$9.03

Income from Investment Operations:

Net investment income(a)	0.28	0.62	0.73	0.26	0.16

Net realized and unrealized gain/(loss)	0.25	(0.05)	—	(1.69)	1.89

Total from investment operations	0.53	0.57	0.73	(1.43)	2.05

Less Distributions Declared to Shareholders:

From net investment income	(0.29)	(0.63)	(0.65)	(0.43)	(0.16)

From net realized gains	—	—	—	(0.37)	(0.34)

From return of capital	(0.13)	(0.02)	(0.03)	—	—

Total distributions declared to shareholders	(0.42)	(0.65)	(0.68)	(0.80)	(0.50)

Net Asset Value, End of Period(b)	$8.43	$8.32	$8.40	$8.35	$10.58

Total Return(b)(c)	6.54%	6.69%	9.74%	(14.68)%	23.21%

Ratios to Average Net Assets(d):

Net assets, end of period (in 000’s)	$191,059	$256,895	$313,145	$419,111	$484,016

Gross operating expenses(e)	2.73%	1.45%	1.36%	0.93%	0.94%

Net investment income	3.35%	7.20%	9.28%	2.49%	1.53%

Portfolio turnover rate	51%	66%	100%	108%	195%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2018	2017	2016	2015	2014

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.73%	1.44%	1.30%	0.93%	0.94%

Interest expense and commitment fees	1.05%	0.37%	0.12%	0.01%	—

Dividends and fees on securities sold short	0.16%	0.05%	0.16%	0.02%	—

See accompanying Notes to Financial Statements.	17

FINANCIAL HIGHLIGHTS

Highland Global Allocation Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$7.27	$7.41	$7.45	$9.53	$8.20

Income from Investment Operations:

Net investment income(a)	0.20	0.50	0.59	0.20	0.07

Net realized and unrealized gain/(loss)	0.24	(0.05)	—	(1.54)	1.72

Total from investment operations	0.44	0.45	0.59	(1.34)	1.79

Less Distributions Declared to Shareholders:

From net investment income	(0.25)	(0.57)	(0.60)	(0.37)	(0.12)

From net realized gains	—	—	—	(0.37)	(0.34)

From return of capital	(0.12)	(0.02)	(0.03)	—	—

Total distributions declared to shareholders	(0.37)	(0.59)	(0.63)	(0.74)	(0.46)

Net Asset Value, End of Period(b)	$7.34	$7.27	$7.41	$7.45	$9.53

Total Return(b)(c)	6.15%	5.96%	8.85%	(15.28)%	22.32%

Ratios to Average Net Assets(d):

Net assets, end of period (in 000’s)	$90,154	$153,656	$245,556	$391,754	$151,943

Gross operating expenses(e)	3.43%	2.20%	2.11%	1.69%	1.69%

Net investment income	2.67%	6.60%	8.45%	2.11%	0.76%

Portfolio turnover rate	51%	66%	100%	108%	195%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2018	2017	2016	2015	2014

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.43%	2.19%	2.05%	1.69%	1.69%

Interest expense and commitment fees	1.03%	0.37%	0.11%	0.01%	—

Dividends and fees on securities sold short	0.15%	0.05%	0.17%	0.03%	—

18	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Global Allocation Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$9.96	$9.93	$9.75	$12.21	$10.36

Income from Investment Operations:

Net investment income(a)	0.38	0.78	0.86	0.39	0.22

Net realized and unrealized gain/(loss)	0.39	(0.08)	0.02	(2.02)	2.16

Total from investment operations	0.77	0.70	0.88	(1.63)	2.38

Less Distributions Declared to Shareholders:

From net investment income	(0.30)	(0.65)	(0.66)	(0.46)	(0.19)

From net realized gains	—	—	—	(0.37)	(0.34)

From return of capital	(0.14)	(0.02)	(0.04)	—	—

Total distributions declared to shareholders	(0.44)	(0.67)	(0.70)	(0.83)	(0.53)

Net Asset Value, End of Period(b)	$10.29	$9.96	$9.93	$9.75	$12.21

Total Return(b)(c)	7.95%	7.01%	9.91%	(14.41)%	23.39%

Ratios to Average Net Assets(d):

Net assets, end of period (in 000’s)	$128,353	$254,539	$367,251	$775,238	$246,907

Gross operating expenses(e)	2.38%	1.20%	1.11%	0.69%	0.69%

Net investment income	3.73%	7.59%	9.24%	3.16%	1.79%

Portfolio turnover rate	51%	66%	100%	108%	195%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2018	2017	2016	2015	2014

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.38%	1.19%	1.05%	0.69%	0.69%

Interest expense and commitment fees	1.02%	0.37%	0.11%	0.01%	—

Dividends and fees on securities sold short	0.16%	0.05%	0.17%	0.03%	—

See accompanying Notes to Financial Statements.	19

NOTES TO FINANCIAL STATEMENTS

September 30, 2018	Highland Global Allocation Fund

Note 1. Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises seven portfolios (collectively the “Funds”) that are currently being offered. This report covers information for the year ended September 30, 2018 for Highland Global Allocation Fund (the “Fund”). Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund, Highland Tax-Exempt Fund, Highland Fixed Income Fund and Highland Energy MLP Fund are reported separately.

Fund Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). The Fund currently offers the following three share classes to investors, Class A, Class C, and Class Y Shares.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is 5.75%.

There is no front-end sales charge imposed on individual purchases of Class A Shares of $500,000 or more. Purchases of $500,000 or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 1.50% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. The front-end sales charge is also waived in other instances as described in the Funds’ prospectus.

Class C shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.50% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class Y Shares of all Funds.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Funds are investment companies that apply the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

The Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among the Fund’s respective share classes based upon the relative net assets of each share class. Expenses of the Trust, other than those incurred by a specific Fund, are allocated pro rata among the Fund and its share classes. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability which provide appropriate pricing services and which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV) will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant,

20	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2018	Highland Global Allocation Fund

including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2018, the Fund’s investments consisted of senior loans, asset-backed securities, bonds and notes, common stocks, master limited partnerships, registered investment companies, cash equivalents, exchange-traded funds, rights, warrants, securities sold short, and collateralized loan obligations. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, exchange-traded funds, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes

Annual Report	21

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2018	Highland Global Allocation Fund

in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of September 30, 2018 is as follows:

	Total value at September 30, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
U.S. Senior Loans
Chemicals	$1,060,993	$—	$—	$1,060,993
Energy	23,120,166	—	23,120,166	—
Financial	2,118,407	—	2,118,407	—
Retail	5,465,727	—	5,465,727	—
Service	2,115,625	—	2,115,625	—
Telecommunications	52,268,596	—	—	52,268,596
Utilities	942,079	—	942,079	—
Non-U.S. Senior Loans
Media & Telecommunications	1,453,814	—	1,453,814	—
U.S. Corporate Bonds & Notes(1)	630,820	—	630,820	—
Non-U.S. Corporate Bonds & Notes
Energy	2,558,926	—	199	2,558,727
Non-U.S. Government Bonds	37,889,341	—	37,889,341	—
U.S. Equity
Banks	315,945	315,945	—	—
Capital Goods	622,530	622,530	—	—
Chemicals	23,765,894	22,469,688	—	1,296,206
Consumer Durables & Apparel	26,873	26,873	—	—
Consumer Services	4,136,756	4,136,756	—	—
Diversified Financials	890,635	890,635	—	—
Energy	249,955	249,955	—	—
Healthcare Equipment & Services	10,527,854	10,527,854	—	—
Materials	317,250	317,250	—	—
Media	2,127,254	—	—	2,127,254
Pharmaceuticals, Biotechnology & Life Sciences	10,122,548	10,122,548	—	—
Real Estate	4,705,998	4,705,998	—	—
Retailing	423,180	423,180	—	—
Software & Services	1,561,268	1,561,268	—	—
Telecommunication Services	64,277,652	—	—	64,277,652
Transportation	370,250	370,250	—	—
Non-U.S. Equity(1)	168,418,691	168,418,691	—	—

22	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2018	Highland Global Allocation Fund

	Total value at September 30, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Rights
Utilities	$6,200,625	$46,471	$6,154,154	$—
U.S. Warrants	12,449	12,449	—	—
U.S. Registered Investment Companies	33,842,956	33,842,956	—	—
Non-U.S. Investment Companies	2,966,972	—	—	2,966,972
Non-U.S. Asset-Backed Securities	13,731,975	—	13,614,401	117,574
U.S. Exchange-Traded Funds	1,070,500	1,070,500	—	—
Non-U.S. Master Limited Partnerships(1)	105,605,265	105,605,265	—	—
Non-U.S. Warrants	401,275	—	—	401,275

Total Assets	586,317,044	365,737,062	93,504,733	127,075,249

Liabilities
Securities Sold Short
Common Stocks(1)	(84,360,722)	(84,360,722)	—	—
Non-U.S. Equity(1)	(15,121,312)	(15,121,312)	—	—
Non-U.S. Corporate Bonds & Notes	(4,913,216)	—	(4,913,216)	—

Total Liabilities	(104,395,250)	(99,482,034)	(4,913,216)	—

Total	$481,921,794	$266,255,028	$88,591,517	$127,075,249

(1)	See Investment Portfolio detail for industry breakout.

The tables below set forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended September 30, 2018.

	Balance as of September 30, 2017	Transfers Into Level 3	Transfers Out of Level 3	Accrued Discounts (Premiums)	Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Balance as of September 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments held at September 30, 2018
U.S. Senior Loans
Chemicals	$1,036,854	$—	$—	$21,138	$—	$3,001	$—	$—	$1,060,993	$3,001
Telecommunications	46,640,630	—	—	(6,463)	—	94,485	5,539,944	—	52,268,596	94,485
Non-U.S. Senior Loans
Healthcare	5,038,493	—	—	—	—	15,161	—	(5,053,654)	—	—
U.S. Corporate Bonds & Notes
Energy	—	2,558,727	—	—	—	—	—	—	2,558,727	—
U.S. Equity
Chemicals	1,225,664	—	—	—	—	70,542	—	—	1,296,206	70,542
Media	—	2,127,254	—	—	—	—	—	—	2,127,254	—
Telecommunication Services	96,811,555	—	—	—	4,525,325	(12,059,428)	—	(24,999,800)	64,277,652	(12,059,428)
Non-U.S. Equity
Healthcare Equipment & Services	2,178,000	—	—	—	(813,227)	322,000	—	(1,686,773)	—	—

Annual Report	23

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2018	Highland Global Allocation Fund

	Balance as of September 30, 2017	Transfers Into Level 3	Transfers Out of Level 3	Accrued Discounts (Premiums)	Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Balance as of September 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments held at September 30, 2018
U.S. Warrants
Healthcare Equipment & Services	$—	$—	$—	$—	$—	$145,141	$54,380	$—	$199,521	$145,141
Non-U.S. Warrants
Healthcare Equipment & Services	99,206	—	—	—	—	102,548	—	—	201,754	102,548
Non-U.S. Investment Companies	3,491,987	—	—	—	—	(525,015)	—	—	2,966,972	(525,015)
Non-U.S. Asset-Backed Securities	240,647	—	—	—	49,441	(18,009)	—	(154,505)	117,574	(18,009)

Total	$156,763,036	$4,685,981	$—	$14,675	$3,761,539	$(11,849,574)	$5,594,324	$(31,894,732)	$127,075,249	$(12,186,735)

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

The Fund uses end of period market value in the determination of the amount associated with any transfers between levels. For the year ended September 30, 2018, a net amount of $4,685,981 was transferred from Level 2 to Level 3. Transfers from Level 2 to Level 3 were due to a decrease in market activity (e.g. frequency of trades), which resulted in a decrease in available market inputs to determine price.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 9/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s)
U.S. Equity	$67,701,112	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.120 - $0.675
			Risk Discount	33.0% - 35.8%
			LTM EBITDA Multiple	8.95x
			Liquidity Discount	10%
			Size Adjustment	10%
		Discounted Cash Flow	Discount Rate	15%
		Net Asset Value	N/A	N/A
U.S. Senior Loans	53,329,589	Discounted Cash Flow	Discount Rate	11.1%
			Spread Adjustment	0.1%
		Debt-Loan Spread	Adjusted Yield	9.83% - 10.52%
			Swap Rate	2.39% - 3.07%
Non-U.S. Investment Companies	2,966,972	Net Asset Value	N/A	N/A
U.S. Corporate Bonds & Notes	2,558,727	Liquidation Analysis	Claim Amount: Percent of Par	6.9%
		Net Asset Value	N/A	N/A
Non-U.S. Warrants	201,754	Black-Scholes Model	Annualized Volatility	63.3%
U.S. Warrants	199,521	Black-Scholes Model	Annualized Volatility	32.8%
Non-U.S. Asset-Backed Securities	117,574	Discounted Cash Flow	Discount Rate	20.9%

Total	$127,075,249

24	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2018	Highland Global Allocation Fund

The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: adjusted yield, swap rate, discount rate and spread adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: multiple of EBITDA, price/MHz-PoP multiple, risk discount, illiquidity discount, discount rate and size adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment Adviser frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Adviser assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 20% to as high as 75% as of September 30, 2018. The selection of weightings is an inherently subjective process, dependent on professional judgment. These selections may have a material impact to the concluded fair value for such holdings.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the call date, while amortization of premium on taxable bonds and loans is computed to the call or maturity date, whichever is shorter, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund declares and pays investment income distributions quarterly. The Fund typically declares and pays distributions from net realized capital gains in excess of capital loss carryforwards annually.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and

Annual Report	25

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2018	Highland Global Allocation Fund

payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $62,056,099 was held with the broker for the Fund. Additionally, securities valued at $312,911,919 were posted in the Fund’s segregated account for collateral for short sales, written option contracts, and secured credit facility.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Conversions Costs

In conjunction with the shareholder proposal to convert the Fund from an open-end fund to a closed-end fund (see Note 14), the Fund has incurred legal fees and other fees in preparation of this conversion. These conversion costs include both actual and estimated fees, and are included in the Statement of Operations as conversion fees.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

At September 30, 2018, the Fund did not hold any futures contracts. During the year ended September 30, 2018, the Fund entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions. Cash held as collateral for

26	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2018	Highland Global Allocation Fund

futures contracts is shown on the Statement of Assets and Liabilities as “Restricted Cash — Futures.”

Options

The Fund may utilize options on securities or indices to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

During the year ended September 30, 2018, the Fund had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of the Fund.

Additional Derivative Information

The Fund follows adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund discloses a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if appli-

cable) affects the net exposure of the Fund related to the derivatives.

The Fund did not have any derivative instruments outstanding as of September 30, 2018.

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover its net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported in restricted cash on the Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Annual Report	27

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2018	Highland Global Allocation Fund

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2018, is as follows:

Risk Exposure	Net Realized Gain (Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest Rate Risk	$(673,951	)(1)	$616,718	(2)
Foreign Currency Risk	(1,039,463	)(3)(4)	77,343	(5)
Equity Price Risk	6,115,945	(1)(3)(4)	10,563,492	(2)(5)
Commodity Risk	2,169,940	(3)(4)	—

(1)	Statement of Operations location: Realized gain (loss) on future contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) on futures contracts.
(3)	Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers.
(4)	Statement of Operations location: Realized gain (loss) on written options contracts.
(5)	Statement of Operations location: Change in unrealized appreciation (depreciation) on investments.

The average monthly volume of derivative activity for the year ended September 30, 2018, is as follows:

	Units/ Contracts	Appreciation/ (Depreciation)
Futures Contracts(1)	—	$(1,052,584)
Purchased Options Contracts	5,025,880	—
Written Options contracts	847,640	—

(1)	Futures Contracts average monthly volume is calculated using Appreciation/ (Depreciation).

Note 4. Securities Lending

The Fund may seek additional income by making secured loans of its portfolio securities through its custodian, State Street Bank and Trust Company (“State Street”). Such loans will be in an amount not greater than one-third of the value of the Fund’s total assets. State Street will charge a Fund fees based on a percentage of the securities lending income.

The Fund will receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, State Street will reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund will recall the loaned securities upon reasonable notice in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

Securities lending transactions are entered into pursuant to Securities Loan Agreements (“SLA”), which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2018.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Amounts of Liabilities Presented in Statement of Assets & Liabilities(1)	Financial Instrument(2)	Collateral Received	Net Amount (not less than 0)
$155,000	$1,491,397	$—	$—

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Represents market value of securities on loan at year end.

28	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2018	Highland Global Allocation Fund

For the year ended September 30, 2018, the market value of securities loaned and the amounts secured with cash and securities collateral, which are included on the Fund’s Investment Portfolio were as follows:

Security Lending Market Value	Security Lending Collateral Cash Collateral(1)	Security Lending Collateral Non-Cash Collateral (2)
$1,491,397	$155,000	$1,396,235

(1)	The loaned securities were secured with cash collateral which was invested in the State Street Navigator Prime Securities Lending Portfolio.
(2)	Security lending non-cash collateral consists of U.S. Government Treasury & Agency debt and Sovereign debt.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended September 30, 2018, permanent differences chiefly resulting from foreign currency gains and losses, return of capital distributions from real estate investment trusts, capital gain distributions from other RICs, paydown gains and losses, partnership basis adjustments, defaulted bonds, capitalized dividends on short sales and expired capital loss carry-overs were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in-Capital
$(2,652,334)	$6,597,112	$(3,944,778)

At September 30, 2018, the most recent tax year-end, components of distributable earnings on a tax basis is as follows:

Undistributed Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Other Temporary Differences(1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)(2)
$—	$—	$—	$(1,636,678)	$(214,030,878)	$(237,353,984)

(1)	Other temporary differences are comprised of dividends payable and conversion costs.
(2)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sale, and other adjustments.

As of September 30, 2018, the most recent tax year-end, the Fund has capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

2019	No Expiration Short- Term(1)	No Expiration Long- Term(1)	Total
$—	$91,902,358	$19,715,350	$111,617,708

(1)

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Annual Report	29

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2018	Highland Global Allocation Fund

The tax composition of distributions paid during the years ended September 30, 2018 and September 30, 2017 (unless otherwise indicated) were as follows:

	Distributions Paid From:
	Exempt Interest	Ordinary Income(1)	Long- Term Capital Gains	Return of Capital(2)
2018	$—	$16,267,341	$—	$7,482,946
2017	—	57,260,233	—	2,173,047

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
(2)	Additional Information will be distributed on Form 1099 at the end of the calendar year.

Unrealized appreciation and depreciation at September 30, 2018, based on cost of investments for U.S. federal income tax purposes was:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
$21,051,525	$(258,422,385)	$(237,370,860)	$719,292,655

Under current laws, certain capital losses after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2018, the Fund elected to defer the following losses incurred from November 1, 2017 through September 30, 2018:

Realized Capital Losses	Ordinary Losses
$(102,177,666)	$(235,504)

Note 6. Credit Agreement

On January 10, 2018, the Fund entered into a financing arrangement (the “Financing Arrangement”) with BNP Paribas Prime Brokerage International, Ltd., BNP Prime Brokerage, Inc., acting through its New York Branch, and BNP Paribas (together, the “BNPP Entities”). Under the Financing Agreement, the BNPP Entities may make margin loans to the Fund at rates ranging from 1 month LIBOR + 0.50% to 1 month LIBOR + 0.80%. The Financing Arrangement may be terminated by either the Fund or the BNPP Entities with 30 days’ notice. At September 30, 2018, current outstanding and fair value amounts were $138,725,439 and $138,787,356, respectively. The Fund’s average daily balance was $90,606,283 at a weighted average interest rate of 2.71% for the days outstanding.

Note 7. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees and Administration Fees

For its investment advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The Fund’s contractual advisory fee with Highland for the year ended September 30, 2018 was 0.40%.

On behalf of the Fund, the Trust has entered into an administration agreement with State Street and pays State Street a fee for administration services. The Investment Adviser generally assists in all aspects of the Fund’s administration and operations and furnishes offices, necessary facilities, equipment and personnel.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to their distribution plans under Rule 12b-1 under the 1940 Act, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.90% of average daily net assets attributable to any class of the Fund the “Expense Cap”. The Expense Cap expired on January 31, 2019.

Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement

30	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2018	Highland Global Allocation Fund

The expanded language included here, which was moved from FN 2 on p. 27 of 56, is due to the following comment from PwC on the previous disclosure.

On September 30, 2018, the amounts subject to possible future recoupment under the Fund’s expense limitations were as follows:

Expiring during Fiscal Years Ending September 30,
2019	2020	2021
$660,281	$—	$—

During the year ended September 30, 2018, the Investment Adviser did not recoup any fees previously waived or reimbursed.

Due from Investment Adviser

Subsequent to September 30, 2018, it was determined that the valuation of the Fund’s investment in equity issued by TerreStar Corporation was incorrect during a period beginning in March 2018 through at least September 30, 2018. The reduction in value of the position as included in these financial statements from the final daily net asset value struck in September 2018 was approximately $14.4 million. The Fund has recognized a receivable due from the Investment Adviser in the amount of approximately $5.2 million for overpayments made on redemption payments to certain investors resulting from the incorrect valuation. This amount is included within Prepaid Expenses and Other Assets on the Statement of Assets and Liabilities. A payable of approximately $1.2 million is reflected in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities for amounts owed to certain other shareholders for subscription overpayments also resulting from the incorrect valuation. The impact on the Fund and these investors resulting from the NAV errors is anticipated to be resolved as soon as possible. This balance is also included as a reduction to redemptions paid on the Statements of Changes in Net Assets. The Adviser expects that there will be additional amounts owed to the Fund subsequent to September 30, 2018 related to the change of inputs used in the valuation of TerreStar Corporation. The Adviser is still assessing the extent and impact of those errors. The amount of the receivable is being processed under the Fund’s NAV error policy.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint

Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report. Effective December 4, 2015, Mr. Powell resigned from his position with the Investment Adviser. Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Distribution and Shareholder Service Fees

The Fund has a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan requires the payment of a monthly service fee to Highland Capital Funds Distributor, Inc. (the “Underwriter”) at an annual rate of 0.25% of the average daily net assets attributable to Class A, and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% of the average daily net assets attributable to Class C shares. Currently Class Y shares are not subject to a 12b-1 fee.

The Underwriter received $15,556 of front-end sales charges from the sale of Class A shares and $122,525 in contingent deferred sales charges from the redemption of Class C shares of the Fund during the year ended September 30, 2018.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 8. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund is described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to

Annual Report	31

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2018	Highland Global Allocation Fund

the credit risk of their counterparties. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/ or interest payments. Investments in high yield debt and high yield Senior Loans may result in greater NAV fluctuation than if a Fund did not make such investments.

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to a Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Currency Risk

A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Derivatives Risk

Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. A Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a regulated investment company, and its strategy may bear adversely on its ability to so qualify.

Illiquid and Restricted Securities Risk

Certain investments made by the Fund are, and others may be, illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased. A high percentage of illiquid securities in a Fund creates a risk that such a Fund may not be able to redeem its shares without causing significant dilution to remaining shareholders.

Master Limited Partnership (“MLP”) Risk

Master Limited Partnership Risk is the risk of investing in MLP units, which involves some risks that differ from an investment in the equity securities of a company. The Fund may hold a significant investment in MLP units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that

32	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2018	Highland Global Allocation Fund

MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additionally, a sustained reduced demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows, and changes in the regulatory environment could adversely affect the profitability of MLPs.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchase securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund was not leveraged.

Non-U.S. Securities Risk

Non-U.S. securities risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S.dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities.

Senior Loans Risk

The risk that the issuer of a senior loan may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Annual Report	33

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2018	Highland Global Allocation Fund

Valuation Risk

Certain of the Fund’s assets are fair valued, including the Fund’s primary illiquid asset, TerreStar. TerreStar is a non-operating company that does not currently generate revenue and which primarily derives its value from two spectrum frequencies, the license with respect to one of which was terminated by the FCC and is being contested by TerreStar on technical and public policy grounds. TerreStar currently anticipates such contest may take between 12 to 30 months and expects deployment of its other spectrum asset to require a similar period of time. If TerreStar is ultimately unsuccessful in its efforts, the terminated license would not be reinstated and the value of the TerreStar equity would likely be materially negatively impacted. The fair valuation of TerreStar involves uncertainty as it is materially dependent on these estimates. With regard to the likelihood of TerreStar regaining the terminated license, the Investment Adviser assigned a high probability of success, based in part in consultation with outside experts.

Note 9. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended September 30, 2018, were as follows:

U.S. Government Securities		Other Securities
Purchases	Sales	Purchases	Sales
$—	$—	$392,351,874	$728,814,453

Note 10. Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the year ended September 30, 2018:

Issuer	Shares at September 30, 2017	Beginning Value as of September 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of September 30, 2018	Shares at September 30, 2018	Affiliated Income
Other Affiliates
Highland Merger Arbitrage Fund (Registered Investment Companies)	657,039	$14,034,358	$646,680	$(216,033)	$216,033	$44,944	$14,725,982	688,774	$430,647
Highland Energy MLP Fund (Master Limited Partnerships)	4,203,447	16,771,754	1,614,839	—	—	(1,488,655)	16,897,938	4,629,572	1,614,839
Nexpoint Strategic Opportunities Fund (Registered Investment Companies)	664	15,305	7,876,201	—	—	(9,820)	7,881,686	351,861	309,218
BB Votorantim Highland Infrastructure LLC (Non-U.S. Investment Companies)	10,000	3,491,987	—	—	—	(525,015)	2,966,972	10,000	—
Gambier Bay LLC (U.S. Equity)(1)	16,054,749	2,327,938	—	—	—	(200,684)	2,127,254	16,054,749	—
TerreStar Corp. (U.S. Equity)	306,550	96,811,555	—	(24,999,800)	4,525,325	(12,059,428)	64,277,652	235,122	—
TerreStar Corp. (U.S. Senior Loans)	46,780,973	46,640,630	5,539,944	—	—	88,022	52,268,596	52,320,917	5,539,944

Total	68,013,422	$180,093,527	$15,677,664	$(25,215,833)	$4,741,358	$(14,150,636)	$161,146,080	74,290,995	$7,894,648

(1)	Includes the value of iHeart Communications, Inc. bonds as of September 30, 2017 and subsequent activity.

34	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2018	Highland Global Allocation Fund

Note 11. New Accounting Pronouncements

In November 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows to explain the change during the period in the total of cash, restricted cash and cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and Disclosures to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In February 2018, the FASB issued Accounting Standards Update 2018-03, Technical Corrections and Improvements to Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this update provide a variety of technical corrections and improvements to how entities should account for financial instruments. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years beginning after June 15, 2018. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this update modify a number of disclosure requirements on fair value measurements required to be reported under Topic 820, Fair Value Measurement. The amendments in this update are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

Note 12. Legal Matters

The Fund received a shareholder demand letter dated March 1, 2018, from an individual purporting to be a shareholder of the Fund (the “Demand Letter”). The Demand Letter alleges that the current and former Board breached their fiduciary duties, and the Investment Adviser breached its advisory agreement, in relation to the Fund’s investment in shares of an affiliated mutual fund, the Highland Energy MLP Fund (also a series of the Trust). The Fund holds $16.9 million (or 58.5%) of the Highland Energy MLP Fund. Upon receipt of the Demand Letter, the Board formed a Demand Review Committee (“DRC”) comprised entirely of independent trustees to investigate these claims and to make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of the Fund. Aided by independent counsel to the committee, the DRC engaged in a thorough and detailed review of the allegations contained in the Demand Letter. Upon completion of its evaluation, the DRC recommended that the Fund’s independent trustees, who represent a majority of the Board, reject the demand specified in the shareholder Demand Letter. After considering the report of the DRC, the independent trustees unanimously agreed and rejected the demand, noting that the Demand Letter contained material factual errors and incorrect assumptions, and the proposed suit was meritless and should not be pursued. A copy of the report was provided to the purported shareholder and her counsel.

Notwithstanding the foregoing, the purported shareholder (the “Plaintiff”) filed a shareholder derivative suit against the Fund, certain members of the Board and the Investment Adviser on September 5, 2018 (the “Shareholder Litigation”). Based on the extensive pre-suit investigation and the resulting report, the Fund, Board and Investment Adviser believe the claims made in the Shareholder Litigation are without

Annual Report	35

NOTES TO FINANCIAL STATEMENTS (concluded)

September 30, 2018	Highland Global Allocation Fund

merit and intend to vigorously defend against them. The case is Lanotte v. Highland Global Allocation Fund et al, 3:18-cv-02360, U.S. District Court for the Northern District of Texas (Dallas). The Demand Letter and the Shareholder Litigation are not related to the Proposals and do not alter the intention of the Fund and the Investment Adviser to redomicile the Fund and convert the Fund into a closed-end fund.

Note 13. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings). Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding	% of Asset Coverage of Indebtedness
9/30/2018	138,725,439	395.2%
9/30/2017	—	—
9/30/2016	40,000,000	2,414.9%
9/30/2015	—	—
9/30/2014	—	—
9/30/2013	—	—
9/30/2012	—	—
9/30/2011	—	—
9/30/2010	—	—
9/30/2009	—	—

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued. Other than the matters below, no such subsequent events were identified.

At a shareholder meeting on November 8, 2018, shareholders of the Fund approved proposals to redomicile the Fund into a standalone trust and convert the Fund from an open-end fund to a closed-end fund (the “Conversion”). It is anticipated that the Conversion will close as soon as possible.

36	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Highland Funds II and Shareholders of Highland Global Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Highland Global Allocation Fund (the “Fund”), a series of Highland Funds II, as of September 30, 2018, the related statements of operations and cash flows for the year ended September 30, 2018, the statement of changes in net assets for the year ended September 30, 2018, including the related notes, and the financial highlights for the year ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year ended September 30, 2018 and the financial highlights for the year ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2017 and the financial highlights for each of the periods ended on or prior to September 30, 2017 were audited by other auditors whose report dated November 28, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Dallas, Texas

February 11, 2019

We have served as the auditor of one or more investment companies of Highland Capital Management Fund Advisors, L.P. and its affiliates since 2004.

Annual Report	37

ADDITIONAL INFORMATION (unaudited)

September 30, 2018	Highland Global Allocation Fund

Tax Information

For the fiscal year ended September 30, 2018, the Fund designates the following items with regard to earnings for the year.

Long-Term Capital Gain Designation	Tax Exempt Income	Qualified Dividends and Corporate Dividends Received Deduction	Qualifying Dividend Income (15% tax rate for QDI)
$—	—%	21.83%	19.06%

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund is made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period April 1, 2018 through September 30, 2018, unless otherwise indicated.

This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

38	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2018	Highland Global Allocation Fund

	Beginning Account Value 04/01/18	Ending Account Value 09/30/18	Annualized Expense Ratio(1)	Expenses Paid During the Period(1)
Actual Fund Return
Class A	$1,000.00	$1,057.88	3.43%	$17.69
Class C	1,000.00	1,058.25	4.16%	21.46
Class Y	1,000.00	1,070.97	3.11%	16.15
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,007.87	3.43%	$17.26
Class C	1,000.00	1,004.21	4.16%	20.90
Class Y	1,000.00	1,009.48	3.11%	15.67

(1)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (183/365).

Changes of Independent Registered Public Accounting Firms

On September 28, 2018, Highland Energy MLP Fund, Highland Global Allocation Fund, Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund, Highland Tax-Exempt Fund and Highland Fixed Income Fund, each a series of Highland Funds II (the “Trust”), dismissed KPMG LLP (“KPMG”) as the Trust’s independent registered public accounting firm, effective on such date. The decision to dismiss KPMG was approved by the audit committee and by the full board of trustees of the Trust (the “Board”). On September 27, 2018, the Trust approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Trust’s independent registered public accounting firm. PwC was engaged by the Trust on November 6, 2018.

KPMG did not issue a report on the Trust’s September 30, 2018 financial statements. KPMG’s audit reports on the Trust’s financial statements as of and for the years ended September 30, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During its audits of certain affiliated funds with a fiscal year-end of June 30, 2018 (the “6/30 Funds”), KPMG concluded management’s review control over a certain hard-to-value security held by some of those funds and the Highland Global Allocation Fund was not designed at an appropriate level of precision to assess the orderly nature of transactions involving the security and reasonableness and reliability of certain inputs to the fair value model for the security. In connection with this audit, KPMG advised the Funds of the need to expand significantly the scope of its audit. Although Management of the Trust initially disagreed with KPMG’s position, subsequent to KPMG’s dismissal Management ultimately took the position that the transactions were orderly and revised certain non-observable inputs to the fair value model for the security.

KPMG and Management individually identified a material weakness in the control environment related to the assessment of orderly transactions and non-observable inputs used in fair valuation of a fair valued asset held for the 6/30 Funds. The Trust shares this control environment and the material weakness is relevant to the Highland Global Allocation Fund’s fair valuation.

Other than the disagreements and reportable events disclosed above, during the Trust’s years ended September 30, 2017 and 2016 and the subsequent interim period through September 28, 2018, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). The audit committee of the Trust discussed the subject matter of these disagreements and reportable events with KPMG. The Trust has authorized KPMG to respond fully to the inquiries of PwC concerning the subject matter of these disagreements and reportable events.

During the years ended September 30, 2017 and 2016 and the subsequent interim period through September 28, 2018, neither Management, the Trust, nor anyone on its behalf, consulted PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Trust, and no written report or oral advice was provided to the Trust by PwC that PwC concluded was an important factor considered by the Trust in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Annual Report	39

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2018	Highland Global Allocation Fund

The Trust provided KPMG and PwC with a copy of the disclosure it is making in response to Item 304(a) of Regulation S-K and requested that KPMG and PwC furnish the Trust with letters addressed to the SEC, pursuant to Item 304(a) containing any new information, clarification of the Trust’s expression of its view, or the respects in which it does not agree with the statements made by the Trust in response to Item 304(a).

Approval of Highland Funds II Advisory Agreement (Highland Global Allocation Fund)

The Trust has retained the Investment Adviser to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Advisory Agreement”). The Advisory Agreement was approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees.

Following an initial two-year term, the Advisory Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

During telephonic meetings held on August 16, 2018 and August 28, 2018, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Advisory Agreement for a one-year period commencing November 1, 2018 with respect to the Fund. The primary objective of the meetings was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary for their deliberations.

At an in-person meeting held on September 16-17, 2018, the Board of Trustees, including the Independent Trustees, approved the continuance of the Advisory Agreement for a one-year period commencing on November 1, 2018. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Investment Adviser, various information and written materials in connection with meetings of the Board of Trustees, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Advisory Agreement to the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser; (4) comparative information showing how the Fund’s fees and operating expenses compare to those of other accounts of the Investment Adviser and comparable funds managed by unaffiliated advisers, both of which follow investment strategies similar to those of the Fund; (5) information on the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser. After the August 2018 meetings, the Trustees requested that the Investment Adviser provide additional information regarding various matters. In addition, the Trustees received an independent report from Morningstar Inc. (“Morningstar”), an independent source of investment company data, relating to the Fund’s performance, volatility and expenses compared to the performance, volatility and expenses of a peer group determined by Morningstar to be comparable. The Trustees also relied on information provided at periodic meetings of the Board of Trustees over the course of the year. The Trustees reviewed various factors discussed in independent counsel’s legal memoranda regarding their responsibilities in considering the Advisory Agreement, the detailed information provided by the Investment Adviser and other relevant information and factors. The Trustees’ conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Investment Adviser.

The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Trustees discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Advisory Agreement. The Trustees also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including portfolio manager compensation arrangements. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing their duties under the Advisory Agreement, and that the nature and the quality of such advisory services were satisfactory.

40	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2018	Highland Global Allocation Fund

The Investment Adviser’s historical performance in managing the Fund.

The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. With respect to the Fund, the Trustees discussed the historical performance of the Fund and contrasted the relative performance of the Fund and its portfolio management team to that of the Fund’s peers, as represented by certain other registered investment companies and comparable funds that follow investment strategies similar to the Fund, as well as comparable indices and the Fund’s applicable Morningstar category. With respect to the Fund, the Trustees concluded that the Fund’s performance or other relevant factors supported the continuation of the Agreement(s) relating to that Fund for an additional one-year period.

In the case of each Fund that had performance that lagged, as applicable, the performance of its Morningstar peer group median, category median and/or benchmark for certain periods, the Trustees considered information provided by the Investment Adviser relating to the attribution of performance results for each such Fund, including information that demonstrated that such Fund’s underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Investment Adviser that were reasonable under the circumstances prevailing at the time and consistent with the applicable Fund’s investment objective and policies.

With respect to the Fund, the Trustees concluded that the Fund’s performance and other relevant factors supported the continuation of the Advisory Agreement.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and their affiliates from their relationship with the Fund.

The Board of Trustees also gave consideration to the fees payable under the Advisory Agreement, the expenses the Investment Adviser incurs in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for their services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Advisory Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and

(b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to certain of the Fund under separate agreements and whether such fees are appropriate. The Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser, as applicable, to the Fund, potential fees paid to the Investment Adviser’s affiliates by a Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to separate agreements, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions, and, with respect to certain Funds that invest in one or more other funds in the Highland fund complex, the fees paid to the Investment Adviser of the underlying Fund and its affiliates with respect to such investments. After such review, the Trustees determined that the anticipated profitability rates to the Investment Adviser with respect to the Advisory Agreement were fair and reasonable. The Trustees also took into consideration the amounts waived and/or reimbursed, if any, where expense caps or advisory fee waivers had been implemented.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders.

The Board of Trustees considered the respective asset levels of the Fund over time and historical net expenses relative to such asset levels, the information provided by the Investment Adviser relating to their costs and information comparing the fee rates charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structures are reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser on the one hand and shareholders of the Fund on the other. The Board also requested that the Investment Adviser consider ways in which economies of scale can be shared with Fund shareholders.

Annual Report	41

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2018	Highland Global Allocation Fund

Conclusion

Throughout the process, the Board of Trustees was advised by Fund counsel and independent legal counsel, and was empowered to engage such other third parties or request additional information as it deemed appropriate. Following a further discussion of the factors above and the merits of the Advisory Agreement and their various provisions, it was noted that in considering the approval of the Advisory Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Advisory Agreement, including the advisory fees to be paid to the Investment Adviser are fair and reasonable to the Fund in light of the services that the Investment Adviser provide, the expenses that they incur and the reasonably foreseeable asset levels of the Fund.

42	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2018	Highland Global Allocation Fund

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006.	Dean of Educational Resources Emeritus and Special Assistant to the President at Cairn University since July 2018; Dean of Educational Resources at Cairn University from July 2012 until June 2018 and from July 2006 to January 2008.	25	None	Significant experience on this board of directors/trustees; administrative and managerial experience; legal training and practice.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	25	Director of Equity Metrix, LLC.	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Annual Report	43

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2018	Highland Global Allocation Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Retired.	25

Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American

Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman and Director of First Capital Investment Corp. (from March 2017 until March 2018).

						Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

44	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2018	Highland Global Allocation Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	25	Manager of Turtle Bay Resort, LLC; and Manager of American Home Patient (from November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors/trustees.

Ethan Powell[4] (6/20/1975)	Trustee and Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; and Executive Vice President and Principal Executive Officer from June 2012 until December 2015.

President and Founder of Impact Shares LLC

since December 2015; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; President and Principal Executive Officer of NexPoint Strategic Opportunities Fund (“NHF”) from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Highland Funds I (“HFI”) and Highland Funds II (“HFII”) from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.

				25	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

Annual Report	45

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2018	Highland Global Allocation Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustee

Dustin Norris[5] (1/6/1984)	Trustee and Secretary	Indefinite Term; Trustee since February 2018; and Secretary since October 2017.	President of Highland Capital Funds Distributor, Inc. since April 2018; Head of Distribution at HCMFA since November 2017; Secretary of Highland Floating Rate Opportunities Fund (“HFRO”), Highland Global Allocation Fund (“GAF”), HFI and HFII since October 2017; Assistant Secretary of HFRO and GAF from August 2017 to October 2017; Chief Product Strategist at HCMFA since September 2015; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Secretary of NHF since December 2015; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of HFI and HFII from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of NexPoint Real Estate Strategies Fund, NexPoint Strategic Income Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Strategies Fund, NexPoint Healthcare Opportunities Fund, NexPoint Event-Driven Fund and NexPoint Latin American Opportunities Fund (the “Interval Funds”) since March 2016; and Senior Accounting Manager at HCMFA from August 2012 to May 2014.	25	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as an officer of the Highland Funds Complex since 2012.

46	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2018	Highland Global Allocation Fund

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Trey Parker (1/27/1976)	Executive Vice President	Indefinite Term; Executive Vice President since September 2017.	Executive Vice President of HCMFA, NexPoint Advisors, L.P., HFI, HFII, HFRO and GAF since September 2017, Assistant Secretary of Highland Restoration Capital Partners GP, LLC since September 2017; Assistant Secretary of Highland SunBridge GP, LLC since December 2015; Assistant Secretary of HCM since August 2015; Director of CCS Medical, Inc. since August 2018; Director of JHT Holdings, Inc. since August 2013; Director of TerreStar Corporation since March 2013; Director of OmniMax International, Inc. since March 2012; and Secretary of Granite Bay Advisors, L.P. since February 2012.

Frank Waterhouse (4/14/1971)	Treasurer; Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017. Principal Executive Officer since February 2018.	Principal Executive Officer of HFI, HFII, HFRO and GAF since February 2018; Principal Financial Officer and Principal Accounting Officer of HFRO, GAF, NexPoint Capital, Inc., NHF, HFI, HFII, and NexPoint Real Estate Advisors, L.P. since October 2017; Treasurer of HFRO and GAF since August 2017; Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of HCM from November 2011 until April 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NHF, HFI, HFII, and NexPoint Real Estate Advisors, L.P. since May 2015; Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; and Treasurer of the Interval Funds since March 2016.

Clifford Stoops (11/17/1970)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since March 2017.	Assistant Treasurer of HFRO and GAF since August 2017; Assistant Treasurer of HFI, HFII, NHF, NexPoint Capital, Inc. and the Interval Funds since March 2017; and Chief Accounting Officer at HCM since December 2011.

Jason Post (1/7/1979)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since August 2017.	Chief Compliance Officer and Anti-Money Laundering Officer of HFRO and GAF since August 2017; Chief Compliance Officer and Anti-Money Laundering Officer of HFI, HFII, NHF and NexPoint Capital, Inc. since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Interval Funds since March 2016; and Chief Compliance Officer for HCMFA and NexPoint Advisors, L.P since September 2015. Prior to this role served as Deputy Chief Compliance Officer and Director of Compliance for HCM.

Annual Report	47

ADDITIONAL INFORMATION (unaudited) (concluded)

September 30, 2018	Highland Global Allocation Fund

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Dustin Norris[5] (1/6/1984)	Secretary and Trustee	Indefinite Term; Secretary since October 2017.	President of Highland Capital Funds Distributor, Inc. since April 2018; Head of Distribution at HCMFA since November 2017; Secretary of HFRO and GAF, HFI and HFII since October 2017; Assistant Secretary of HFRO and GAAF from August 2017 to October 2017; Secretary of the Interval Funds since March 2016; Chief Product Strategist at HCMFA since September 2015; Director of Product Strategy at HCMFA from May 2014 to September 2015; Secretary of NHF since December 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of HFI and HFII from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; and Senior Accounting Manager at HCMFA from August 2012 to May 2014.

1

On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.

2

The “Highland Fund Complex” consists of NHF, each series of HFI, each series of HFII, HFRO, GAF, the Interval Funds, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

3

Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of September 30, 2018, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $556,000 from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his services as a director was approximately $50,000.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $450,000-$500,000 annually. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.

4	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.
5	On February 7, 2018, Mr. Norris was appointed as an Interested Trustee of the Trust.

48	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Suite 219424

Kansas City, Missouri 64105-1407

Underwriter

Highland Capital Funds Distributor, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2121 N. Pearl Street, Suite 2000,

Dallas, TX 75201

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of Highland Global Allocation Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 6-month period ended March 31, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

Annual Report	49

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Highland Funds

c/o DST Asset Manager Solutions, Inc.

430 W 7th Street Suite 219424

Kansas City, MO 64105-1407

Highland Global Allocation Fund	Annual Report, September 30, 2018

www.highlandfunds.com	HFII-GAF-AR-09/18

Item 2. Code of Ethics.

(a)

Highland Funds II (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)

The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $409,000 for the fiscal year ended September 30, 2017 and $564,000 for the fiscal year ended September 30, 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $91,000 for the fiscal year ended September 30, 2017 and $101,000 for the fiscal year ended September 30, 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $32,975 for the fiscal year ended September 30, 2017 and $35,500 for the fiscal year ended September 30, 2018. Such services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended September 30, 2017 and $0 for the fiscal year ended September 30, 2018.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. (As used below, the term “Funds” includes the Registrant.)

The Audit Committee shall:

(a)

have direct responsibility for the appointment, compensation, retention and oversight of the Funds’ independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)

review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Funds and all non-audit services to be provided by the independent auditors to the Funds’ investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)

review and consider whether the independent auditors’ provision of any non-audit services to the Funds, the Funds’ investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $32,975 for the fiscal year ended September 30, 2017 and $35,500 for the fiscal year ended September 30, 2018.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee, the Audit and Qualified Legal Compliance Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Timothy K. Hui

Bryan A. Ward

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Reports filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to Highland Funds II’s (“the Registrant”) Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of the Shareholder Report on Form N-CSR, Management carried out an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures were not effective due to a material weakness for the Highland Global Allocation Fund (the “Fund”) relating to the application of ASC 820 and reasonableness and reliability of assumptions used in the fair value model which are monitored by the Valuation Committee through the operation of a review control. This control was not designed at an appropriate level of precision to ensure the accurate valuation of Level 3 securities. A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. This material weakness resulted in material pricing errors related to a hard-to-value security held by Fund, over a period of time, which resulted in the reprocessing of investor capital activity, as well as material misstatements to the Fund’s semi-annual financial statements as of March 31, 2018 and a material error that was corrected in the annual financial statements for the year ended September 30, 2018. Additionally, this material weakness could result in a misstatement to the investment balances or disclosures that would result in a material misstatement to the annual or interim financial statements that would not be prevented or detected.

Management has developed a plan to remediate the material weakness described above. Management utilizes a Valuation Sub-Committee as part of its existing valuation process. Management will undertake the addition of a review control by adding one or more members to the Valuation Sub-Committee to conduct control activities designed to operate at a level of precision which will enable such errors to be detected. Additionally, Management will undertake enhancements to its Valuation Committee by providing training materials to members of its Valuation Committee with respect to the application of ASC 820 as well as the usage of subject matter expert inputs as inputs to fair value determinations. Finally, management will undertake enhancements to its review control by designing additional control activities to more precisely assess the application of ASC 820 to fair value models.

(b)

Changes in Internal Controls. Other than the planned enhancements to controls noted above, there have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(a)(3)	Not applicable.

(a)(4)	Certification pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308) is attached hereto.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS II

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: February 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: February 11, 2019